UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 3, 2006

REIT AMERICAS, INC.
(Exact name of registrant as specified in its charter)

Maryland	33-11836	86-0576027
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2960 N. Swan Rd., Suite 300, Tucson, AZ 85712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (520) 326-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 8, 2006, REIT Americas, Inc. (the “Company”) filed a current report on Form 8-K (the “Initial Form 8-K”) in connection with certain issuances of common stock of the company. This Amendment No. 1 to the Initial Form 8-K amends and restates the Initial Form 8-K to correct certain information included in the Initial Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

As of June 3, 2006, as amended by the resolutions of the Board of Directors of the Company, dated August 18, 2006, the Board of Directors of the Company awarded 50,000 shares of common stock of the Company to each member of the Board of Directors of the Company as compensation for the member’s services as a director up to December 31, 2006. The Board of Directors also approved the issuance of ten shares of common stock of the Company for each dollar of accrued but unpaid directors’ fees in the aggregate amount of $136,580 to certain former and current directors of the Company, and the payment of $33,000 to Mr. Markham as compensation for his accrued but unpaid director’s fees.

Item 3.02.	Unregistered Sales of Equity Securities.

As of June 3, 2006, as amended by the resolutions of the Board of Directors of the Company, dated August 18, 2006, the Board of Directors of the Company approved the issuance of the shares of common stock of the Company to the following persons: (i) 1,365,800 shares, in the aggregate, to certain current and former directors of the Company in lieu of accrued but unpaid directors’ fees; (ii) 300,000 shares, in the aggregate, to current members of the Board of Directors as compensation for their services; (iii) 855,000 shares, in the aggregate, to persons who provided services to the Company in lieu of accrued but unpaid fees; and (iv) 100,000 shares to Mr. Dunning in lieu of the payment owed to Mr. Dunning.

The Company offered and sold all of the foregoing shares of its common stock in a private placement to “accredited investors”, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or up to 35 persons whom the Company reasonably believes to have such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of this investment, without general solicitation or general advertising, and, as a result, the Company relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2006

REIT AMERICAS, INC.

By:	/s/ F. Dale Markham

Name:	F. Dale Markham
Title:	Chairman, President and Chief Executive Officer